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                                                                   EXHIBIT 10.28

NATIONSBANK                            SIMPLE INTEREST PROMISSORY NOTE AND
NationsBank of Texas, N.A.             SECURITY AGREEMENT FIXED OR VARIABLE RATE

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
80 29 - 1394452               901 MAIN STREET                       Officer                Account Number           Date of Note
                              PO BOX 831400
                              DALLAS TX 75283-1400
                              DALLAS COUNTY                         8521                   0001017488378            96/08/26
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Borrower's Name and Address                                                 Interest Rate
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DONALD D DROBNY                            [X] Fixed Rate of 9.500% per annum or      The Consumer Base Rate or Other Rate are
5011 SOUTHERN HILLS DR                     [ ] Lender's Consumer Base Rate plus  %    defined to be that named rate as announced or
                                               per annum or                           published by the entity indicated in the
FRISCO                      TX 75248       [ ] Other Rate                             adjoining box from time to time and which may
                                                                                      not be the lowest interest rate charged by
                                                                                      Lender. For purposes of this Note, the
                                                                                      Interest Rate will be deemed to be at least
                                                                                      N/A % per annum even if the actual rate is
                                                                                      lower.
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I promise to pay to the order of NationsBank of Texas, N.A. ("Lender") the principal of $350,000.00 ("Amount of Note") plus interest on the unpaid principal balance at the interest rate indicated above. The Amount of Note will be advanced to me in one lump sum.
Payment(s) will be made at the address shown above and in accordance with the Payment Schedule set out in the Federal Truth in
Lending Disclosure. I also agree to pay any other charges authorized by this Promissory Note. Items proceeded by a box are applicable only if checked.
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FEDERAL TRUTH IN LENDING DISCLOSURE
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ANNUAL PERCENTAGE RATE         FINANCE CHARGE              AMOUNT FINANCED                    TOTAL OF PAYMENTS
The cost of my credit as       The dollar amount the       The amount of credit provided      The amount I will have paid after
a yearly rate.                 credit will cost me.        to me or on my behalf.             I have made all payments as scheduled.

     9.670%                       $116,511.65                   $350,000.00                          $466,511.65
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MY PAYMENT SCHEDULE WILL BE:
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No. of Payments           Amount of Payments                  When Payments are due
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      1                      $16,761.64                       FIRST PAYMENT DUE FEBRUARY 26, 1997
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      2                       VARIES                          ANNUALLY BEGINNING FEBRUARY 26, 1998
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      1                    $383,250.00                        FINAL PAYMENT DUE FEBRUARY 26, 2000
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     [X] The amount of each payment varies because a finance charge is applied to the unpaid Amount of Note and the largest payment is $33,250.01 and the smallest payment is $33,250.00.

Security: I am giving a security interest in:
     [X] Goods or Property Being Purchased
     [ ]
Collateral securing other loans with you may also secure this loan, except that my primary dwelling will not secure this loan.

VARIABLE RATE:  If this is a variable rate loan, the Interest Rate may increase during the term of this transaction if you Consumer
                Base Rate or Other Rate increases. Any increase will take form of [ ] higher payment amounts, or [ ] a larger amount due at maturity. For this Promissory Note, the Interest Rate will never be less than N/A% per annum.

                If my loan were for $ N/A at N/A % for N/A months, and the rate increased 1% at the end of N/A months, my regular payment would increase by $ N/A, or my final payment would increase by $ N/A.

                The variable rate index used to determine your Other Rate, if applicable, is indicated in the Promissory Note above this Federal Truth in Lending Disclosure.

PREPAYMENT:  If I pay this loan off early, I will not have to pay a penalty.         Filing Fees: $ N/A
I will see this Promissory Note and other loan documents for additional information about nonpayment, default, any required repayment in full before the scheduled date, prepayment refunds and penalties and for further information about Lender's security interest.
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Itemization of the Amount Financed
1.  Amount given to me directly                                                                          $ 350,000.00
2.  Amount paid on my Bank loan account                                                                  $        .00
3.  Amount paid to others on my behalf:
    A. For Credit Life and A/H Insurance         To: Insurance Company             $        .00
    B. Filing Fees                               To: Public Officials              $        .00
    C. Attorney Fees                             To:                               $        .00
    D. For:                                      To:                               $        .00
    E. For:                                      To:                               $        .00
    F. For:                                      To:                               $        .00
    G. For:                                      To:                               $        .00
    Total A through G                                                                                    $        .00
TOTAL AMOUNT FINANCED (Add 1, 2 and 3)                                                                   $ 350,000.00
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I hereby authorize you to draft my                   Account Number             Signature
deposit account for the loan payments.               N/A
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OTHER INSURANCE: I am not required to take credit life or credit accident and health insurance to obtain this loan. Such coverage will not be provided unless I sign the request below and agree to pay the additional cost. The amount of insurance coverage I have will be the amount stated in the insurance policy/certificate or the Total of Payments, whichever is less and the premium for this
Insurance is included in the Amount Financed. If a Co-Borrower also signs this Promissory Note, he or she is only entitled to take joint credit life insurance.
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INSURANCE                   PREMIUM         TERM                                                    PREMIUM              TERM
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Credit Life                  N/A            N/A                  Accident and Health                   N/A                 N/A
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I elect the insurance indicated by the premiums shown above    Signature
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[ ] REQUIRED PROPERTY INSURANCE. IF THIS BOX IS CHECKED, PROPERTY INSURANCE IS REQUIRED IN CONNECTION WITH THIS LOAN AND I HAVE THE
OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY ME OR OF PROCURING
AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

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COLLATERAL & SECURITY AGREEMENT

Collateral will consist of:
   140000 SHRS PEROT SYSTEM 00
   LETTER AGREEMENT AMONG PE00                                 DROBNY & NB

Collateral will be used by me primarily for:   [X] Personal, Family, or Household Purposes or   [ ] Business
Collateral will be located in DALLAS County at   [X] Borrower's Address    [ ] Other Address

I grant to you a security interest in the above described Collateral, together with all parts and equipment used in connection therewith, additions, replacements, accessories, proceeds, products, and similar after-acquired property, provided this security interest shall not attach to after-acquired consumer goods, except accessories, unless I acquire rights in such after-acquired consumer goods within ten days after you give value. This security interest is given to secure payment of all my present and future indebtedness of any type to you, including without limitation: future advances; all expenditures by you for taxes, insurance, repairs to and maintenance of Collateral; and the reasonable cost for repossessing, storing, preparing for sale or selling the
Collateral. THE TERMS OF THIS SECURITY AGREEMENT INCLUDE THE PROVISIONS PRINTED ON THE REVERSE SIDE.
SIGNATURES FOR PARTY SIGNING SECURITY AGREEMENT ONLY, I grant Lender/Secured Party a security interest in the Collateral but do not assume personal liability on the Promissory Note.
(Warning: I will not sign here if I signed below: X
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ADDITIONAL TERMS of the PROMISSORY NOTE (Words not defined elsewhere in this Promissory Note have the meanings shown in the Federal
Truth in Lending Disclosure.)

AMOUNT OF PAYMENTS: The Amount of Payments shown in the Federal Truth in Lending Disclosure assumes I will make the payments exactly when they are due and if the Interest Rate is tied to your Consumer Base Rate or Other Rate, that such Rates do not change, I will make payments in the Amount of Payments shown in the Federal Truth in Lending Disclosure. If this Promissory Note is payable in equal monthly installments (except for a final balloon payment, if any), and the Interest Rate is tied to your Consumer Base Rate or
Other Rate, the amount of my monthly payment may change at the end of each 12-month period to an amount sufficient to repay in full at the then-current Interest Rate. In substantially equal monthly installments, the unpaid balance as if this Note were to be due and payable N/A months from its date. In such event, you will send me a new payment book specifying the new payment amount. If payments vary, I will pay the fixed part of the Amount of Payments as set out in the Truth in Lending Disclosure on each payment date plus all accrued and unpaid interest. If payments are equal, each payment shall be applied first to interest due and then to the unpaid Amount Financed. In any event, I will pay the unpaid principal balance of the Promissory Note plus all accrued and unpaid interest on the final payment due date as set out in the Truth in Lending disclosure. If the Interest Rate is tied to your Consumer
Base Rate or Other Rate, the Interest Rate shall change with each change in your Consumer Base Rate or Other Rate as of the date of any such change without notice to me, but shall not exceed the higher of the indicated rate ceiling in effect from time to time under Article 5069-1.04 of V.A.T.S., or any ceiling authorized by any other applicable law.
PLEASE READ THE ADDITIONAL TERMS OF THIS PROMISSORY NOTE ON THE REVERSE SIDE BEFORE SIGNING.
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NOTICE TO CONSUMER: UNDER TEXAS LAW, IF YOU CONSENT TO THIS AGREEMENT, YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS 24% PER YEAR
(NOTICE NOT APPLICABLE TO FIXED RATE NOTES.)

BORROWER'S SIGNATURE(S) FOR PROMISSORY NOTE AND SECURITY AGREEMENT. I/We agree to the terms of this Promissory Note and Security
Agreement ("This Agreement") and acknowledge receiving a completed copy of this Agreement and all other documents signed by Borrower in connection with this loan. The terms and conditions on the reverse side are made a part of this Agreement and are incorporated herein by reference. If signing as a Co-Borrower, I/We acknowledge reading the Notice to Cosigner on the reverse side. As used in this Promissory Note, the words "you", "your", "yours" mean the Lender. The words, "I", "we", "my", "our", "me", "mine", mean each
Borrower or Co-Borrower, jointly and severally, if there is more than one Borrower.

X  /s/ DONALD D DROBNY
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DONALD D DROBNY

The additional Terms and Conditions printed on the reverse side are incorporated into this Promissory Note and Security Agreement.

Original Note - White        Customer Copy - Pink          Bank Copy - Blue

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